EXHIBIT 99.2

Within the following tables, Ashland has disclosed “EBITDA” and “Adjusted EBITDA” results.  Such measurements are not prepared in accordance with U.S. GAAP and should not be construed as an alternative to reported results determined in accordance with U.S. GAAP.  Management believes the use of non-GAAP measures on a consolidated and business segment basis assists investors in understanding the ongoing operating performance by presenting comparable financial results between periods.  The non-GAAP information provided is used by Ashland management and may not be determined in a manner consistent with the methodologies used by other companies.  “EBITDA” and “Adjusted EBITDA” provide a supplemental presentation of Ashland’s operating performance on a consolidated and business segment basis.  The appendix following these tables includes a reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures.

Ashland Performance Materials
(In millions except percent data - preliminary and unaudited)

	Six months ended March 31, 2014
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$728	$51	$779
Gross profit as a percent of sales	15.0%	-3.0%	12.0%
Operating loss	(15)	(7)	(22)
EBITDA	11	4	15
Adjusted EBITDA	77	4	81

	Quarter ended December 31, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$347	$18	$365
Gross profit as a percent of sales	17.3%	-3.9%	13.4%
Operating income	20	(6)	14
EBITDA	34	(1)	33
Adjusted EBITDA	34	(1)	33

	Quarter ended March 31, 2014
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$380	$33	$413
Gross profit as a percent of sales	13.1%	-2.4%	10.7%
Operating loss	(35)	-	(35)
EBITDA	(23)	6	(17)
Adjusted EBITDA	43	6	49

(a)
Reflects the net impact of the Intermediates and Solvents division into and Adhesives division out of Ashland Performance Materials.  The realignment net impact change for EBITDA and Adjusted EBITDA represents the change in operating income (loss) offset by the change in depreciation and amortization expense.  No key items that would affect Adjusted EBITDA were moved between business segments as a result of the realignment.

(b)
Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions.  As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

Ashland Performance Materials
(In millions except percent data - preliminary and unaudited)

	Year ended September 30, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$1,479	$138	$1,617
Gross profit as a percent of sales	14.9%	0.0%	14.9%
Operating income	68	38	106
EBITDA	120	59	179
Adjusted EBITDA	122	59	181

	Quarter ended December 31, 2012
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$345	$41	$386
Gross profit as a percent of sales	15.6%	0.4%	16.0%
Operating income	13	12	25
EBITDA	26	17	43
Adjusted EBITDA	28	17	45

	Quarter ended March 31, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$374	$42	$416
Gross profit as a percent of sales	14.6%	0.2%	14.8%
Operating income	21	12	33
EBITDA	33	17	50
Adjusted EBITDA	33	17	50

	Quarter ended June 30, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$395	$43	$438
Gross profit as a percent of sales	14.2%	-1.2%	13.0%
Operating income	17	5	22
EBITDA	30	10	40
Adjusted EBITDA	30	10	40

	Quarter ended September 30, 2013
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$366	$11	$377
Gross profit as a percent of sales	15.2%	0.8%	16.0%
Operating income	16	10	26
EBITDA	29	15	44
Adjusted EBITDA	29	15	44

(a)
Reflects the net impact of the Intermediates and Solvents division into and Adhesives division out of Ashland Performance Materials.  The realignment net impact change for EBITDA and Adjusted EBITDA represents the change in operating income offset by the change in depreciation and amortization expense.  No key items that would affect Adjusted EBITDA were moved between business segments as a result of the realignment.

(b)
Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions.  As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

Ashland Performance Materials
(In millions except percent data - preliminary and unaudited)

	Year ended September 30, 2012
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$1,560	$179	$1,739
Gross profit as a percent of sales	16.6%	0.6%	17.2%
Operating income	99	58	157
EBITDA	148	80	228
Adjusted EBITDA	159	80	239

	Quarter ended September 30, 2012
		Realignment
	As Reported (b)	net impact (a)	As Amended (b)
Sales	$369	$34	$403
Gross profit as a percent of sales	14.3%	-0.2%	14.1%
Operating income	8	8	16
EBITDA	20	13	33
Adjusted EBITDA	31	13	44

(a)
Reflects the net impact of the Intermediates and Solvents division into and Adhesives division out of Ashland Performance Materials.  The realignment net impact change for EBITDA and Adjusted EBITDA represents the change in operating income offset by the change in depreciation and amortization expense.  No key items that would affect Adjusted EBITDA were moved between business segments as a result of the realignment.

(b)
Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions.  As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

APPENDIX TO EXHIBIT 99.2

Ashland Performance Materials
RECONCILIATION OF NON-GAAP DATA - EBITDA and ADJUSTED EBITDA
(In millions except percent data - preliminary and unaudited)

	Six months ended March 31, 2014
	As Reported (a)	As Amended (a)
Operating loss	$(15)	$(22)
Depreciation and amortization (b)	26	37
EBITDA	11	15
Impairment of ASK joint venture	46	46
Severance	13	13
Accelerated depreciation and other plant closure costs	7	7
Adjusted EBITDA	$77	$81

	Quarter ended December 31, 2013
	As Reported (a)	As Amended (a)
Operating income	$20	$14
Depreciation and amortization	14	19
EBITDA	$34	$33

	Quarter ended March 31, 2014
	As Reported (a)	As Amended (a)
Operating loss	$(35)	$(35)
Depreciation and amortization (b)	12	18
EBITDA	(23)	(17)
Impairment of ASK joint venture	46	46
Severance	13	13
Accelerated depreciation and other plant closure costs	7	7
Adjusted EBITDA	$43	$49

(a)
Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions. As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

(b)
Depreciation and amortization excludes $7 million of accelerated depreciation for Performance Materials for the three and six months ended March 31, 2014, which is displayed as key items within this table.

Ashland Performance Materials
RECONCILIATION OF NON-GAAP DATA - EBITDA and ADJUSTED EBITDA
(In millions except percent data - preliminary and unaudited)

	Year ended September 30, 2013
	As Reported (a)	As Amended (a)
Operating income	$68	$106
Depreciation and amortization (b)	52	73
EBITDA	120	179
Accelerated depreciation and other plant closure costs	2	2
Adjusted EBITDA	$122	$181

	Quarter ended December 31, 2012
	As Reported (a)	As Amended (a)
Operating income	$13	$25
Depreciation and amortization (b)	13	18
EBITDA	26	43
Accelerated depreciation and other plant closure costs	2	2
Adjusted EBITDA	$28	$45

	Quarter ended March 31, 2013
	As Reported (a)	As Amended (a)
Operating income	$21	$33
Depreciation and amortization	12	17
EBITDA	$33	$50

	Quarter ended June 30, 2013
	As Reported (a)	As Amended (a)
Operating income	$17	$22
Depreciation and amortization	13	18
EBITDA	$30	$40

	Quarter ended September 30, 2013
	As Reported (a)	As Amended (a)
Operating income	$16	$26
Depreciation and amortization	13	18
EBITDA	$29	$44

(a)
Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions. As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

(b)
Depreciation and amortization excludes $2 million of accelerated depreciation for Performance Materials for the three months ended December 31, 2012 and the year ended September 30, 2013, which is displayed as key items within this table.

Ashland Performance Materials
RECONCILIATION OF NON-GAAP DATA - EBITDA and ADJUSTED EBITDA
(In millions except percent data - preliminary and unaudited)

	Year ended September 30, 2012
	As Reported (a)	As Amended (a)
Operating income	$99	$157
Depreciation and amortization (b)	49	71
EBITDA	148	228
Severance	7	7
Accelerated depreciation and other plant closure costs	4	4
Adjusted EBITDA	$159	$239

	Quarter ended September 30, 2012
	As Reported (a)	As Amended (a)
Operating income	$8	$16
Depreciation and amortization (b)	12	17
EBITDA	20	33
Severance	7	7
Accelerated depreciation and other plant closure costs	4	4
Adjusted EBITDA	$31	$44

(a)
Quarterly totals may not sum to year-to-date results due to quarterly rounding conventions. As reported balances have been previously disclosed within quarterly earnings releases and Form 10-Qs filed with the SEC and posted on Ashland's website.

(b)
Depreciation and amortization excludes $3 million of accelerated depreciation for Performance Materials for the three months ended September 30, 2012 and the year ended September 30, 2012, which is displayed as key items within this table.